SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                   ______________


                                      FORM 8-K

                                   CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                          the Securities Exchange Act of 1934


                                   ______________


           Date of Report (Date of earliest event reported): October 3, 2001

                               SOUTHWEST AIRLINES CO.
               (Exact name of registrant as specified in its charter)

            Texas                    1-7259                   74-1563240
(State or other jurisdiction       (Commission             (I.R.S. employee
      of incorporation)             file number)           identification no.)


                                   P.O. Box 36611
                          Love Field, Dallas, Texas  75235
                  (Address of principal executive offices) (Zip Code)

           Registrant's telephone number, include area code:  (214) 792-4000



Item 5.  Other Events and Regulation FD Disclosure.

     On October 3, 2001, Southwest Airlines Co. issued the press release attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

Exhibits

99.1                -   Press Release issued by Southwest Airlines Co. on
                        October 3, 2001.


                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SOUTHWEST AIRLINES CO.



October 3, 2001         By:                 /s/ Gary C. Kelly
                                                Gary C. Kelly
                                                Executive Vice President
                                                and Chief Financial Officer